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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-31356 and 333-96151) of Mail.com, Inc. of our report dated February 15, 2000 relating to the financial statements of NetMoves Corporation, which appears in the Current Report on Form 8-K/A of Mail.com Inc. dated April 24, 2000.


/s/ PricewaterhouseCoopers LLP
Florham Park, New Jersey
April 24, 2000